7. Debt Discount - Quarterly (Quarterly Member)	3 Months Ended
Mar. 31, 2014
Quarterly Member
7. Debt Discount

Note 7 Debt Discount

The Company recorded the debt discount to the extent of the gross proceeds raised, and expensed immediately the remaining fair value of the derivative liability, as it exceeded the gross proceeds of the note.

The debt discount recorded in 2013 pertains to convertible debt and warrants issued that contain ratchet features that are required to bifurcated and reported at fair value.

Debt discount is summarized as follows:

Debt discount - net - December 31, 2012	$ -
Debt discount	1,925,191
Amortization expense - 2013	(92,301)
Debt discount - net - December 31, 2013	1,832,890
Amortization expense - 2014	(234,715)
Debt discount - net - March 31, 2014	1,598,175